UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/21/2005

Patriot Motorcycle Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  333-75791

Nevada	13-3961109
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1062 Calle Negocio, Suite F
San Clemente, CA 92673
(Address of principal executive offices, including zip code)

949 488 0434
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

Patriot Motorcycle Corporation (Pink Sheets: PMCY), announced its management team has reached an acceptable settlement of the lawsuit filed October 12, 2005 in Los Angeles Federal Court. Yamaha Motor Corporation, U.S.A., et. al., alleging trademark infringement and other disputed activities. The Exhibit 99.1 press release was distributed by Patriot Motorcycle Corporation today.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Motorcycle Corporation

Date: November 21, 2005	By:	/s/ David M. Gernak
David M. Gernak
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Patriot Motorcycle Corporation Reaches Settlement Agreement with Yamaha Motor Corporation